STOCK EXCHANGE AGREEMENT
                            ------------------------


     THIS STOCK EXCHANGE AGREEMENT (the "Agreement"), dated as of September 28, 1998, is by and among FIRST CAPITAL INTERNATIONAL, INC., a Delaware corporation ("FCII"), and each of the persons or entities whose names appear and who are identified as stockholders on the signature page hereof (individually, a "STOCKHOLDER" and collectively the "STOCKHOLDERS"), such persons or entities being registered holders of capital stock of EIP Liisingu AS, an Estonian corporation ("EIP").

                                 R E C I T A L S
                                 ---------------

     WHEREAS, each Stockholder is the record and beneficial owner of the number of shares of common stock, face value 10,000 EEK per share, of EIP indicated in the table set forth as Exhibit A to this Agreement (which shares are hereinafter collectively referred to as the "EIP Stock");

     WHEREAS, FCII desires to acquire from the Stockholders, and the Stockholders desire to convey to FCII, all of the issued and outstanding EIP Stock owned by the Stockholders in exchange for shares of voting common stock, $0.001 par value of FCII (the "FCII Stock"), all on the terms and conditions set forth below;

     NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements and the respective representations and warranties herein contained in this Agreement, and on the terms and subject to the conditions set forth in this Agreement, the parties hereto, intending to be legally bound, hereby agree as follows:


     ARTICLE  I
                               EXCHANGE OF SHARES

     Section  1.1     EIP  Stock.  At  the  Closing  (as  defined  below),  each
                      ----------
Stockholder shall transfer, convey and deliver to FCII the number of shares of EIP Stock set forth opposite their name on Exhibit A hereto, and shall deliver to FCII stock certificates representing the EIP Stock, duly endorsed to FCII or accompanied by duly executed stock powers in form and substance satisfactory to FCII.

     Section  1.2     FCII Stock.  At the Closing, in exchange for each share of
                      ----------
EIP Stock transferred to FCII, FCII shall issue and deliver to each Stockholder the number of shares of FCII Stock set forth opposite their name on Exhibit A hereto. The transaction by which the transfer shall take place is referred to in this Agreement as the "Exchange".


                                   ARTICLE II
                                   THE CLOSING

     The Closing of the transactions contemplated by this Agreement (the "Closing") shall take place at 4:00 p.m. on September 28, 1998 (the "Closing Date"), at the offices of FCII, 5120 Woodway, Suite 9004, Houston, Texas 77056. or at such other time and place as agreed upon among the parties hereto.


                                   ARTICLE III
               REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

     Each of the Stockholders hereby severally represents and warrants to FCII as follows:

     Section  3.1     Ownership  of  the  EIP  Stock.  The  Stockholder  owns,
                      ------------------------------
beneficially and of record, that number of shares of EIP Stock set forth opposite the Stockholder's name on Exhibit A hereto; except for restrictions imposed by national, federal and state securities laws, (i) such shares are owned by such Stockholder free and clear of any liens, claims, equities, charges, options, rights of first refusal, or encumbrances; (ii) the Stockholder has the unrestricted right and power to transfer, convey and deliver full ownership of such shares without the consent or agreement of any other person and without any designation, declaration or filing with any governmental authority; and, (iii) upon the transfer of such shares to FCII as contemplated herein, FCII will receive good and valid title thereto, free and clear of any liens, claims, equities, charges, options, rights of first refusal, encumbrances or other restrictions.

     Section  3.2     Organization.  If the Stockholder is either a corporation,
                      ------------
limited liability company or partnership, it represents and warrants that it is duly organized, validly existing and in good standing under the laws of the state or nation of its incorporation or formation, with full power and authority and all necessary governmental and regulatory licenses, permits and authorizations to carry on the businesses in which it is engaged, to own the properties that it owns currently and will own at the Closing, and to perform its obligations under this Agreement. If the Stockholder is a corporation, limited liability company or partnership it is qualified as a foreign corporation, foreign limited liability company or foreign partnership (which ever the case may be) and is in good standing in each jurisdiction in which the failure to qualify would have material adverse effect on the business, properties or condition (financial or otherwise) of the corporate, limited liability company or partnership Stockholder.

     Section  3.3     Authorization.  If the Stockholder is a person, then he or
                      -------------
she is of the full age of majority, with full power, capacity and authority to enter into this Agreement and perform the obligations contemplated hereby by and for himself or herself and his or her spouse, if any. If the Stockholder is a corporation, limited liability company or partnership, then all corporate, limited liability company or partnership action on the part of the corporate, limited liability company or partnership Shareholder necessary for the authorization, execution, delivery and performance of this Agreement and the transactions contemplated hereby has been taken or will be taken prior to the Closing. All action on the part of the Stockholder necessary for the authorization, execution, delivery and performance of this Agreement by the Stockholder has been taken or will be taken prior to the Closing. This Agreement constitutes a valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, subject to bankruptcy, insolvency, reorganization, and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

     Section  3.4     Pending  Claims.  There  is  no  claim,  suit,  action  or
                      ---------------
proceeding, whether judicial, administrative or otherwise, pending or, to the best of the Stockholder's knowledge, threatened that would preclude or restrict the transfer to FCII of the EIP Stock owned by the Stockholder or the performance of this Agreement by the Stockholder.

     Section  3.5     No  Default.   The  execution, delivery and performance of
                      -----------
this Agreement by the Stockholder does not and will not constitute a violation or default under or conflict with any contract, agreement, understanding or commitment to which such Stockholder is a party or by which such Stockholder is bound.

     Section  3.6     Acquisition  of  Stock  for  Investment.  The  Stockholder
                      ---------------------------------------
understands that the issuance of FCII Stock will not have been registered under the Securities Act of 1933, as amended (the "Act"), or any national or state securities acts, and, accordingly, are restricted securities, and that he/she represents and warrants to FCII that his/her present intention is to receive and hold the FCII Stock for investment only and not with a view to the distribution or resale thereof.

     Additionally, the Stockholder understands that any sale by the Stockholder of any of the FCII Stock received under this Agreement will, under current law, require either (a) the registration of the FCII Stock under the Act and applicable national or state securities acts; (b) compliance with Rule 144 of the Act; or (c) the availability of an exemption from the registration requirements of the Act and applicable national or state securities acts. The Stockholder understands that FCII has not undertaken and does not presently intend to file a Registration Statement to register the FCII Stock to be issued to the Stockholder. The Stockholder hereby agrees to execute, deliver, furnish or otherwise provide to FCII an opinion of counsel reasonably acceptable to FCII prior to any subsequent transfer of the FCII Stock, that such transfer will not violate the registration requirements of the federal or national or state securities acts. The Stockholder further agrees to execute, deliver, furnish or otherwise provide to FCII any documents or instruments as may be reasonably necessary or desirable in order to evidence and record the FCII Stock acquired hereby.

     To assist in implementing the above provisions, the Stockholder hereby consents to the placement of the legend, or a substantially similar legend, set forth below, on all certificates representing ownership of the FCII Stock acquired hereby until the FCII Stock has been sold, transferred, or otherwise disposed of, pursuant to the requirements hereof. The legend shall read substantially as follows:

"THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES ACTS. THESE SECURITIES MUST BE ACQUIRED FOR INVESTMENT, ARE RESTRICTED AS TO TRANSFERABILITY, AND MAY NOT BE SOLD, HYPOTHECATED, OR OTHERWISE TRANSFERRED WITHOUT COMPLIANCE WITH THE
REGISTRATION  AND  QUALIFICATION  PROVISIONS  OF  APPLICABLE  FEDERAL  AND STATE
SECURITIES  LAWS  OR  APPLICABLE  EXEMPTIONS  THEREFROM."

     In addition, each Stockholder consents to FCII placing a "stop transfer notation" in its corporate records concerning the transfer of the FCII Stock acquired by each Stockholder.

     Section  3.7     Subscription  Agreement.  The  Stockholder  hereby
                      -----------------------
acknowledges, as a condition to the consummation of the transactions contemplated hereby, that he/she will, simultaneously with the execution of this Agreement execute a Subscription Agreement containing additional representations and warranties relating to the issuance of the FCII Stock to the Stockholder.

     Section  3.8     Stockholder Access to Information.  The Stockholder hereby
                      ---------------------------------
confirms and represents that he/she: (a) has been afforded the opportunity to ask questions of and receive answers from representatives of FCII concerning the business and financial condition, properties, operations and prospects of FCII and has asked such questions as he/she desires to ask and all such questions have been answered to the full satisfaction of the Stockholder; (b) has such knowledge and experience in financial and business matters so as to be capable of evaluating the relative merits and risks of the transactions contemplated hereby; (c) has had an opportunity to engage and is represented by an attorney of his/her choice; (d) has had an opportunity to negotiate the terms and conditions of this Agreement; (e) has been given adequate time to evaluate the merits and risks of the transactions contemplated hereby; and (f) has been provided with and given an opportunity to review all current information about FCII.

     Section 3.9     Disclosure.  To the best of the Stockholder's knowledge, no
                     ----------
representation or warranty of the Stockholder contained in this Agreement (including the exhibits and schedules hereto) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     Section 3.10     Indemnification by Stockholder  The Stockholder recognizes
                      ------------------------------
that the Exchange being conducted with FCII is based, to a material degree, upon the representations and warranties of Stockholder as set forth and contained herein and the Stockholder hereby agrees to indemnify and hold harmless FCII against all damages, costs, or expenses (including reasonable attorney's fees) arising as a result of any breach of representation or warranty or omission made herein by the Stockholder.

     If any action is brought against FCII in respect of which indemnity may be sought against the Stockholder pursuant to the foregoing paragraph, FCII shall promptly notify the Stockholder in writing of the institution of such action (but the omission to so notify the Stockholder shall not relieve it from any liability that it may have to FCII except to the extent the Stockholder is materially prejudiced or otherwise forfeit substantive rights or defenses by reason of such failure), and the Stockholder shall assume the defense of such action, including the employment of counsel to be chosen by the Stockholder to be reasonably satisfactory to FCII, and payment of expenses. FCII shall have the right to employ the Stockholder's or their own counsel in any such case, but the fees and expenses of such counsel shall be at FCII expense, unless the employment of such counsel shall have been authorized in writing by the Stockholder in connection with the defense of such action, or the Stockholder shall not have employed counsel to take charge of the defense of such action, or counsel employed by the Stockholder shall not be diligently defending such action, or FCII shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to the Stockholder, or that representation of FCII by the same counsel would be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them (in which case the Stockholder shall not have the right to direct the defense of such action on behalf of
FCII), in any of which event such fees and expenses shall be borne by the Stockholder. Anything in this paragraph to the contrary notwithstanding, the Stockholder shall not be liable for any settlement of, or any expenses incurred with respect to, any such claim or action effected without the Stockholder's written consent, which consent shall not be unreasonably withheld. The
Stockholder shall not, without the prior written consent of FCII effect any settlement of any proceeding in respect of which FCII is a party and indemnity has been sought hereunder unless such settlement includes an unconditional release of FCII from all liability on claims that are the subject matter of such proceeding.

     Section  3.11     Organization  and  Capitalization.  EIP  is a corporation
                       ---------------------------------
duly organized, validly existing and in good standing under the laws of the nation of Estonia, with full power and authority and all necessary governmental and regulatory licenses, permits and authorizations to carry on the businesses in which it is engaged, to own the properties that it owns currently and will own at the Closing. EIP is qualified as a foreign corporation and is in good standing in each jurisdiction in which the failure to qualify would have a material adverse effect on the business, properties or condition (financial or otherwise) of EIP. EIP does not have any subsidiaries or any other investments or ownership interest in any corporation, partnership, joint venture or other business enterprise, except as set forth in Schedule 3.11. The authorized capital stock of EIP consists of 40 shares of common stock, 10,000 EEK par value, of which 40 shares are validly issued and outstanding. All of such issued and outstanding shares of EIP Stock have been duly authorized and validly issued and are fully paid and non-assessable. None of the shares were issued in violation of any preemptive rights. Except as set forth in Schedule 3.11, there are no existing warrants, options, rights of first refusal, conversion rights, calls, commitments or other agreements of any character pursuant to which EIP is or may become obligated to issue any of its stock or securities. EIP has no obligation to repurchase, reacquire or redeem any of its outstanding capital stock.

     Section  3.12     Subsidiaries.  Schedule  3.12  sets  forth a complete and
                       ------------
accurate list of all Subsidiaries of EIP, showing (as to each such Subsidiary) the date of its incorporation and the jurisdiction of its incorporation. All of the outstanding capital stock of, or other ownership interests in, each Subsidiary is owned by EIP, directly or indirectly, free and clear of any lien or any other limitation or limitation or restriction (including restrictions on the right to vote). All outstanding shares of the capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable and are free of any preemptive rights. There are no outstanding securities of any Subsidiary convertible into or evidencing the right to purchase or subscribe for any shares of capital stock of any Subsidiary, there are no outstanding or authorized options, warrants, calls, subscriptions, rights, commitments or any other agreements of any character obligating any Subsidiary to issue any shares of its capital stock or any securities convertible into or evidencing the right to purchase or subscribe for any shares of such stock, and there are no agreements or understandings with respect to the voting, sale, transfer or registration of any shares of capital stock of any Subsidiary.

     Section  3.13     Financial  Information.   EIP  has  delivered to FCII the
                       ----------------------
audited balance sheet of EIP as of December 31, 1997, together with the related statements of income, changes in shareholder's equity and cash flow for the years then ended, including the related notes, all certified by Price
Waterhouse, certified public accountants. In addition, EIP has delivered to FCII its interim unaudited financial statements as for the three month periods ending March 31, 1998. Such Financial Statements, including the related notes, are in accordance with the books and records of EIP and fairly present the financial position of EIP and the results of operations and changes in financial position of EIP as of the dates and for the periods indicated, in each case in conformity with generally accepted accounting principles applied on a consistent basis. Except as, and to the extent reflected or reserved against in the Financial Statements, EIP, as of the date of the Financial Statements, has no material liability or obligation of any nature, whether absolute, accrued, continued or otherwise, not fully reflected or reserved against in the Financial Statements. As of the Closing Date, there will not have been any adverse change in the financial condition or other operations, business, properties or assets of EIP other than liabilities incurred in the ordinary course of business in which, in the aggregate, are not in excess of $50,000 from that reflected in the latest Financial Statements of EIP furnished to FCII pursuant hereto.

     Section  3.14     Litigation.  Except  as disclosed in Schedule 3.14, there
                       ----------
are no actions, suits or proceedings, formal or informal, pending or, to the best knowledge of the Stockholder's, threatened against EIP, nor is EIP subject to any order, judgment or decree, except in all cases, whether known or unknown, for matters which, in the aggregate, would not result in a loss to EIP in excess of $50,000.

     Section  3.15     Taxes.  Except  as  disclosed  in  Schedule 3.15, EIP has
                       -----
filed all federal tax returns and reports due or required to be filed, and has paid all taxes, interest payments and penalties, if any, required to be paid with respect thereto. EIP has made adequate provision for the payment of all taxes accruable for all periods ending on or before the Closing Date to any taxing authority and is not delinquent in the payment of any material tax or governmental charge of any nature.

     Section  3.16     Compliance  with  Laws.   Except as set forth in Schedule
                       ----------------------
3.16, EIP is, and at all times prior to the date hereof has been, to the best of the Stockholder's knowledge, in compliance with all statutes, orders, rules, and regulations applicable to it or to the ownership of its assets or the operation of its business, except for failures to be in compliance that would not have a material adverse effect on the business, properties, condition (financial or otherwise) or prospects of EIP, and EIP has no basis to expect to receive, and has not received, any order or notice of any such violation or claim of violation of any such statute, order, rule, ordinance or regulation.

     Section  3.17     Books  and  Records.  The books of account, minute books,
                       -------------------
stock record books and other records of EIP, all of which have been made available to FCII, are accurate and complete in all material respects and have been maintained in accordance with sound business practices.

     Section  3.18     Title to Properties; Encumbrances.  EIP has good title to
                       ---------------------------------
all of its properties and assets, real and personal, tangible and intangible, that are material to the condition (financial or otherwise), business, operations or prospects of EIP, free and clear of all mortgages, claims, liens, security interests, charges, leases, encumbrances and other restrictions of any kind and nature, except (i) as specifically disclosed in Schedule 3.18, (ii) as disclosed in the financial statements of EIP, (iii) statutory liens not yet delinquent, and (iv) such liens consisting of zoning or planning restrictions, imperfections of title, easements, pledges, charges and encumbrances, if any, as do not materially detract from the value or materially interfere with the present use of the property or assets subject thereto or affected thereby.

     Section  3.19     Disclosure.  To  the best of the Stockholder's knowledge,
                       ----------
no representation or warranty of the Stockholder contained in this Agreement (including the exhibits and schedules hereto) contains any untrue statement or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     Section  3.20  Insurance  .  EIP  and  its  Subsidiaries  maintain adequate
                    ---------
insurance with respect to their respective businesses and are in compliance with all material requirements and provisions thereof.

     Section  3.21  Material  Agreements;  Action  .  Except  as  set  forth  in
                    -----------------------------
Schedule 3.21, there are no material contracts, agreements, commitments, understandings or proposed transactions, whether written or oral, to which EIP or any of its Subsidiaries is a party or by which it is bound that involve or relate to: (i) any of their respective officers, directors, stockholders or partners or any Affiliate thereof; (ii) the sale of any of the assets of EIP or any of its Subsidiaries other than in the ordinary course of business; (iii) covenants of EIP or any of its Subsidiaries not to compete in any line of business or with any person in any geographical area or covenants of any other person not to compete with EIP or any of its Subsidiaries in any line of business or in any geographical area; (iv) the acquisition by EIP or any of its Subsidiaries of any operating business or the capital stock of any other Person;
(v) the borrowing of money or (vi) the expenditure of more than $50,000 in the aggregate or the performance by EIP or any Subsidiary extending for a period more than one year from the date hereof, other than in the ordinary course of business. There have been made available to FCII and its representatives true and complete copies of all such agreements. All such agreements are in full force and effect. Neither the Company nor any of its Subsidiaries is in default under any such agreements nor is any other party to any such agreements in default thereunder in any respect.

     Section  3.22     Employee  Benefit  Plans  .   EIP  is  not a party to any
                       ------------------------
employee  benefit  plan.

     Section  3.23     No  Pending  Transactions  .  Except for the transactions
                       -------------------------
contemplated by this Agreement, neither EIP nor any Subsidiary is a party to or bound by or the subject of any agreement, undertaking, commitment or discussions or negotiations with any person that could result in (i) the sale, merger, consolidation or recapitalization of EIP or any Subsidiary, (ii) the sale of all or substantially all of the assets of EIP or any Subsidiary, or (iii) a change of control of more than five percent of the outstanding capital stock of EIP or any Subsidiary.

     Section  3.24     No  Undisclosed  Liabilities  .  To  the  best  of  the
                       ----------------------------
Stockholder's knowledge, neither EIP nor or any Subsidiary has any obligation or liability (contingent or otherwise) that would be required to be reflected in the financial statements of the Company in accordance with Estonian Accounting Law except as reflected in EIP's Balance Sheet.


                                   ARTICLE  IV
                   LIMITATION OF LIABILITY OF CERTAIN PERSONS

     Section 33N of the Texas Securities Act, which applies to this Offering, limits the liability of certain persons in connection with actions or series of actions under Section 33 of the Texas Securities Act. Specifically, Section 33N limits the liability of an attorney, an accountant, a consultant, or the firm of the attorney, accountant, or consultant (collectively, the "Person") to an amount equal to three times the fee paid by the Company or other seller to the Person for the services related to the offer of securities, unless a court finds the Person engaged in intentional wrong doing in providing the services.





                                   ARTICLE  V
                     REPRESENTATIONS AND WARRANTIES OF FCII

     FCII  hereby  represents  and  warrant  to  the  Stockholders  as  follows:

     Section  5.1     Organization  and  Capitalization.  FCII  is a corporation
                      ---------------------------------
duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority and all necessary governmental and regulatory licenses, permits and authorizations to carry on the businesses in which it is engaged, to own the properties that it owns currently and will own at the Closing, and to perform its obligations under this Agreement. FCII is qualified as a foreign corporation and is in good standing in each jurisdiction in which the failure to qualify would have a material adverse effect on the business, properties or condition (financial or otherwise) of FCII. FCII does not have any subsidiaries or any other investments or ownership interest in any corporation, partnership, joint venture or other business enterprise, except as set forth in Schedule 5.1. Immediately prior to the Closing Date the authorized capital stock of FCII consists of (i) 100,000,000 shares of common stock, $.001 par value of which 12,651,142 shares are validly issued and outstanding, and of which FCII contemplates issuing 9,600,000 shares in unrelated private transactions. All of such issued and outstanding shares of FCII Stock have been and all of the shares of FCII Stock to be issued hereby will be, at the Closing, duly authorized and validly issued and are and will be at the Closing fully paid and non-assessable. None of the shares that were issued and none of the shares to be issued hereby will be in violation of any preemptive rights. FCII has no obligation to repurchase, reacquire or redeem any of its outstanding capital stock. FCII also contemplates issuing options to purchase up to 4,630,000 shares in unrelated transactions. These options expire August 24, 2001 and are exercisable at prices ranging from $.005 to $.01 per share.

     Section  5.2     Subsidiaries.  Schedule  5.2  sets  forth  a  complete and
                      ------------
accurate list of all Subsidiaries of FCII, showing (as to each such Subsidiary) the date of its incorporation and the jurisdiction of its incorporation. All of the outstanding capital stock of, or other ownership interests in, each Subsidiary is owned by FCII, directly or indirectly, free and clear of any lien or any other limitation or limitation or restriction (including restrictions on the right to vote). All outstanding shares of the capital stock of any Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable and are free of any preemptive rights. There are no outstanding securities of any Subsidiary convertible into or evidencing the right to purchase or subscribe for any shares of capital stock of any Subsidiary, there are no outstanding or authorized options, warrants, calls, subscriptions, rights, commitments or any other agreements of any character obligating any Subsidiary to issue any shares of its capital stock or any securities convertible into or evidencing the right to purchase or subscribe for any shares of such stock, and there are no agreements or understandings with respect to the voting, sale, transfer or registration of any shares of capital stock of any Subsidiary.

     Section  5.3     Authorization.  All  corporate  action on the part of FCII
                      -------------
necessary for the authorization, execution, delivery and performance of this Agreement by FCII has been taken or will be taken prior to the Closing. FCII has the requisite corporate power and authority to execute, deliver and perform this Agreement. This Agreement has been duly executed and delivered by FCII, and constitutes a valid and binding obligation of FCII, enforceable against FCII in accordance with its terms, subject to bankruptcy, insolvency, reorganization, and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

     Section 5.4     Litigation.  Except as set forth in Schedule 5.4, there are
                     ----------
no claims, actions, suits or proceedings, formal or informal, pending or, to the best knowledge of FCII, threatened against FCII, nor is FCII subject to any order, judgment or decree, except in either case for matters which, in the aggregate, would not result in a loss to FCII in excess of $100,000.

     Section  5.5     Taxes.   FCII  has  filed  all federal, state or local tax
                      -----
returns and reports due or required to be filed and has paid all taxes, interest payments and penalties, if any, required to be paid with respect thereto, and has made adequate provision for the payment of all taxes accruable for all periods ending on or before the Closing Date to any taxing authority and is not delinquent in the payment of any material tax or governmental charge of any nature.

     Section  5.6     Financial  Information.   FCII  has  delivered  to  the
                      ----------------------
Stockholders the audited balance sheet of FCII as of December 31, 1997, together with the related statements of income, changes in shareholders' equity and cash flow for the years then ended, including the related notes, all certified by Ham, Langston & Brezina L.L.P., certified public accountants (the "Financial Statements"). Such Financial Statements, including the related notes, are in accordance with the books and records of FCII and fairly present the financial position of FCII and the results of operations and changes in financial position of FCII as of the dates and for the periods indicated, in each case in conformity with generally accepted accounting principles applied on a consistent basis. Except as, and to the extent reflected or reserved against in the Financial Statements, FCII as of the date of the financial statements has no material liability or obligation of any nature, whether absolute, accrued, continued or otherwise, not fully reflected or reserved against in the Financial Statements. As of the Closing Date, there will not have been any adverse change in the financial condition or other operations, business, properties or assets of FCII in excess of $100,000 from that reflected in the latest financial statements of FCII furnished to the Stockholders pursuant hereto.

     Section 5.7     Compliance with Laws.  Except as set forth in Schedule 5.7,
                     --------------------
FCII is, and at all times prior to the date hereof has been, to the best of its knowledge, in compliance with all statutes, orders, rules, ordinances and regulations applicable to it or to the ownership of its assets or the operation of its businesses, except for failures to be in compliance that would not have a material adverse effect on the business, properties, condition (financial or otherwise) or prospects of FCII and FCII has no basis to expect, nor has received, any order or notice of any such violation or claim of violation of any such statute, order, rule, ordinance or regulation.

     Section  5.8     Title  to  Properties;  Encumbrances.  FCII  has  good and
                      ------------------------------------
marketable title to all of its properties and assets, real and personal, tangible and intangible, that are material to the condition (financial or otherwise), business, operations or prospects of FCII, free and clear of all mortgages, claims, liens, security interests, charges, leases, encumbrances and other restrictions of any kind and nature, except (i) as specifically disclosed in Schedule 5.8, (ii) as disclosed in the Financial Statements of FCII, (iii) statutory liens not yet delinquent, and (iv) such liens consisting of zoning or planning restrictions, imperfections of title, easements, pledges, charges and encumbrances, if any, as do not materially detract from the value or materially interfere with the present use of the property or assets subject thereto or affected thereby.

     Section  5.9     Disclosure.  Except  as  set forth in Schedule 5.9, to the
                      ----------
best of FCII knowledge, no representation or warranty of FCII contained in this Agreement (including the exhibits and schedules hereto) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     Section  5.10     No  Default.  The  execution, delivery and performance of
                       -----------
this Agreement by FCII does not and will not constitute a violation or default under or conflict with any contract, agreement, understanding or commitment to which it is a party or by which it is bound or the Certificate of Incorporation or By-Laws of FCII or any statute, regulation, law, ordinance, judgment, decree, writ, injunction, order or ruling of any government entity.

     Section  5.11     Pending  Claims.  There  is  no  claim,  suit,  action or
                       ---------------
proceeding, whether judicial, administrative or otherwise, pending or, to the best of FCII's knowledge, threatened that would preclude or restrict the transfer to the Stockholders of the FCII Stock or the performance of this Agreement by FCII.

     Section  5.12     Insurance  .  FCII and its Subsidiaries maintain adequate
                       ---------
insurance with respect to their respective businesses and are in compliance with all material requirements and provisions thereof.

     Section  5.13     Employee  Benefit  Plans  .   FCII  is not a party to any
                       ------------------------
employee  benefit  plan.

     Section  5.14     No  Pending  Transactions  .  Except for the transactions
                       -------------------------
contemplated by this Agreement, neither FCII nor any Subsidiary is a party to or bound by or the subject of any agreement, undertaking, commitment or discussions or negotiations with any person that could result in (i) the sale, merger, consolidation or recapitalization of FCII or any Subsidiary, (ii) the sale of all or substantially all of the assets of FCII or any Subsidiary, or (iii) a change of control of more than five percent of the outstanding capital stock of FCII or any Subsidiary.

     Section  5.15     No  Undisclosed  Liabilities. To  the  best  of  its
                       ----------------------------
knowledge, neither FCII nor or any Subsidiary has any obligation or liability (contingent or otherwise) that would be required to be reflected in the financial statements of the Company in accordance with GAAP except as reflected in FCII Balance Sheet.

     Section 5.16     Indemnification by FCII. FCII recognizes that the Exchange
                      -----------------------
being conducted with the Stockholders is based, to a material degree, upon the representations and warranties of FCII as set forth and contained herein and FCII hereby agrees to indemnify and hold harmless the Stockholders against all damages, costs, or expenses (including reasonable attorney's fees) arising as a result of any breach of representation or warranty or omission made herein by FCII.

     If any action is brought against FCII, the Stockholders (collectively the "Indemnified Parties") in respect of which indemnity may be sought against FCII pursuant to the foregoing paragraph, the Indemnified Parties shall promptly notify FCII in writing of the institution of such action (but the omission to so notify FCII shall not relieve it from any liability that it may have to such Indemnified Parties except to the extent FCII is materially prejudiced or otherwise forfeits substantive rights or defenses by reason of such failure), and FCII shall assume the defense of such action, including the employment of counsel to be chosen by FCII to be reasonably satisfactory to the Indemnified Parties, and payment of expenses. The Indemnified Parties shall have the right to employ FCII or their own counsel in any such case, but the fees and expenses of such counsel shall be at the Indemnified Party's expense, unless the employment of such counsel shall have been authorized in writing by FCII in connection with the defense of such action, or FCII shall not have employed counsel to take charge of the defense of such action, or counsel employed by FCII shall not be diligently defending such action, or the Indemnified Parties shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to FCII, or that representation of such Indemnified Party and FCII by the same counsel would be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them (in which case FCII shall not have the right to direct the defense of such action on behalf of the Indemnified Parties), in any of which event such fees and expenses shall been borne by FCII. Anything in this paragraph to the contrary notwithstanding, FCII shall not be liable for any settlement of, or any expenses incurred with respect to, any such claim or action effected without FCII written consent, which consent shall not be unreasonably withheld. FCII shall not, without the prior written consent of the Indemnified Parties effect any settlement of any proceeding in respect of which any Indemnified Parties is a party and indemnity has been sought hereunder unless such settlement includes an unconditional release of such Indemnified Parties from all liability on claims that are the subject matter of such proceeding.





                                   ARTICLE VI
                                CLOSING; DELIVERY

     Section  6.1(a)     Closing Documents of the Stockholders.  The obligations
                         -------------------------------------
of FCII to effect the transactions contemplated hereby are subject to the delivery by the Stockholders at Closing of each of the following documents:
     (i) The Stockholders shall have delivered certificates evidencing their EIP Common Stock duly endorsed for transfer by the Stockholders to FCII as contemplated by this Agreement, in form and substance satisfactory to counsel for FCII.

(ii) The Stockholders shall have executed and delivered to FCII the Subscription Agreement as contemplated by Section 3.7 hereof.

      Section  6.1(b)     Closing  Documents  of  FCII.  The  obligations of the
                          ----------------------------
Stockholders to effect the transactions contemplated hereby are subject to each of the following conditions:

     (i) FCII shall have delivered either (i) certificates evidencing FCII Common Stock, duly executed for issuance by FCII to the Stockholders as contemplated by this Agreement or (ii) letter of instructions from a duly authorized officer of FCII to OTC Stock Transfer, Inc. (FCII's transfer agent), instructing the transfer agent to duly issue stock certificates evidencing the shares of Common Stock of FCII to the Stockholders, all as contemplated by this Agreement, in form and substance satisfactory to counsel for the Stockholders.

     Section  6.1  (c)     Conditions  to  the  Obligations  of  FCII  and  the
                           ----------------------------------------------------
Stockholders.  The  obligations  of  FCII  and  the  Stockholders  to effect the
-------------
transactions contemplated hereby are further subject to the following condition:

     (i)     The  Board  of Directors of FCII shall have approved and authorized
the          transactions  contemplated  herein.

     (ii) No action, suit or proceeding by or before any court or any governmental or regulatory authority shall have been commenced or threatened, and no investigation by any governmental or regulatory authority shall have been commenced or threatened, seeking to restrain, prevent or challenge the transactions contemplated hereby or seeking judgments against FCII or the Stockholders.



                                   ARTICLE VII
                                  MISCELLANEOUS

     Section  7.1     Notices.   All  notices  and other communications provided
                      -------
for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, or overnight air courier guaranteeing next day delivery:


     (a)     If  to  FCII:

          Mr.  Alex  Genin,  President
          First  Capital  International,  Inc.
          5120  Woodway,  Suite  9004
          Houston,  Texas  77056
          fax  (713)  629-4913

          With  a  copy  to:

          Robert  D.  Axelrod
          Axelrod,  Smith  &  Kirshbaum
          5300  Memorial  Drive,  Suite  700
          Houston,  Texas  77007
          Fax:  (713)  552-0202

     (b)     If  to  the  Stockholders,  to:

          The  addresses  listed  on  Exhibit  A,  attached  hereto.

     All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three days after being deposited in the mail, postage prepaid, sent certified mail, return receipt requested, if mailed; and the next day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

     If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

     Section  7.2     Assignment.  Neither this Agreement nor any of the rights,
                      ----------
interests or obligations hereunder shall be assigned by any of the parties without the prior written consent of the other parties, which consent will not be unreasonably withheld. This Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective heirs, personal representatives, successors and assigns.

     Section 7.3     Counterparts.  This Agreement may be executed in any number
                     ------------
of counterparts, which taken together shall constitute one and the same instrument and each of which shall be considered an original for all purposes.

     Section  7.4     Section  Headings.  The section headings contained in this
                      -----------------
Agreement are for convenient reference only and shall not in any way affect the meaning or interpretation of this Agreement.

     Section  7.5     Entire  Agreement.  This  Agreement,  the  documents to be
                      -----------------
executed hereunder and the exhibits and schedules attached hereto constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties pertaining to the subject matter hereof, and there are no warranties, representations or other agreements among the parties in connection with the subject matter hereof except as specifically set forth herein or in documents delivered pursuant hereto. No supplement, amendment, alteration, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the parties hereto. All of the exhibits and schedules referred to in this Agreement are hereby incorporated into this Agreement by reference and constitute a part of this Agreement.

     Section  7.6     Validity.  The  invalidity  or  unenforceability  of  any
                      --------
provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

     Section  7.7     Survival.  The  respective  representations,  warranties,
                      --------
covenants and agreements set forth in this Agreement shall survive the Closing for a period of one year from the execution hereof.

     Section  7.8     Public Announcements.  The parties hereto agree that prior
                      --------------------
to making any public announcement or statement with respect to the transactions contemplated by this Agreement, the party desiring to make such public announcement or statement shall consult with the other parties hereto and exercise their best efforts to (i) agree upon the text of a joint public announcement or statement to be made by all of such parties or (ii) obtain approval of the other parties hereto to the text of a public announcement or statement to be made solely by the party desiring to make such public announcement; provided, however, that if any party hereto is required by law to make such public announcement or statement, then such announcement or statement may be made without the approval of the other parties.

     Section 7.9     Gender.  All personal pronouns used in this Agreement shall
                     ------
include the other genders, whether used in the masculine, feminine or neuter gender, and the singular shall include the plural, and vice versa, whenever appropriate.

     Section  7.10     Choice  of Law.  This Agreement shall be governed by, and
                       --------------
construed in accordance with, the laws of the State of Texas, U.S.A. without regard to principles of conflict of laws.

     Section  7.11     Costs and Expenses.  FCII and the Stockholders shall each
                       ------------------
pay their own respective fees and disbursements incurred in connection with this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed effective as of the day and year first above written.

                       FIRST  CAPITAL  INTERNATIONAL,  INC.

                       By:  /s/  Alex  Genin
                                 -----------------------
                                 Alex  Genin,  President



                       STOCKHOLDER:

                       Eurocapital  Group  Ltd.

                       By:  /s/  Gillian  Caine
                                 --------------
                                 Gillian  Caine




                       STOCKHOLDER:

                       United  Capital  Group  Limited

                       By:  /s/  James  C.  Sutherland
                                 ---------------------------------------------
                                 James  C.  Sutherland,  Authorized  Signatory

                                   EXHIBIT  A
                                   ----------

                                   Shares of EIP to be  Shares  of  FCII to be
                                   Delivered to FCII    Received  from  FCII
Stockholder                        at  Closing          at  Closing
---------------------------------  -------------------  ----------------------
1.  Eurocapital  Group  Ltd.                        30              25,500,000
    19  Peel  Road
    Douglas,  Isle  of  Man  U.K.


2.  United  Capital  Group  Ltd.                    10               8,500,000
    Suites  7B  &  8B
    50  Town  Range
    Gibraltar